UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2015

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events.

Private Offering of Senior Notes

On March 11, 2015, Omega Healthcare Investors, Inc. (“Omega”) issued a press release, attached hereto as Exhibit 99.1, announcing that it intends to privately offer, subject to market and other conditions, its senior unsecured notes in an aggregate principal amount to be determined (the “Notes”).

The information contained in this Item 8.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes.

Certain Information Relating to Omega

Omega Healthcare Investors, Inc., a Maryland corporation (“Omega”) and its subsidiaries, OHI Healthcare Properties Holdco, Inc., a Delaware corporation (“Merger Sub”), and OHI Healthcare Properties Limited Partnership, a Delaware limited partnership (“Omega OP”), entered into a merger agreement with, Aviv REIT, Inc., a Maryland corporation (“Aviv”) and Aviv Healthcare Properties Limited Partnership., a Delaware limited partnership (“Aviv OP”), pursuant to which Aviv will be merged with and into Merger Sub (the “Merger”) with the Merger Sub surviving as a wholly-owned subsidiary of Omega.

This Current Report on Form 8-K provides information relating to Omega set forth on Exhibit 99.2 hereto.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition of Aviv, Omega filed a registration statement on Form S-4, as amended with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4, as amended, was declared effective by the SEC on February 25, 2015. Omega and Aviv mailed a joint proxy statement/prospectus to their stockholders on or about February 25, 2015. IN RESPECT TO ANY DECISION BY A SECURITY HOLDER IN RELATION TO THE JOINT PROXY STATEMENT/PROSPECTUS OR SHAREHOLDER VOTE, SUCH SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other documents filed by Omega and Aviv, at the SEC’s website (www.sec.gov). Those documents, as well as Omega’s other public filings with the SEC, may be obtained without charge at Omega’s website at www.omegahealthcare.com. In addition, copies of the definitive proxy statement/prospectus, as well as Aviv’s other public filings with the SEC, may be obtained without charge at Aviv’s website at www.avivreit.com.

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Omega, Aviv, their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Omega’s directors and executive officers is available in its proxy statement for its 2014 annual meeting of stockholders, filed with the SEC by Omega on April 29, 2014, and information regarding Aviv’s directors and executive officers is available in its proxy statement for its 2014 annual meeting of stockholders, filed with the SEC by Aviv on April 15, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the registration statement and the joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto and in other relevant materials to be filed with the SEC, when they become available). These documents can be obtained free of charge from the sources indicated above.

Cautionary Language Regarding Forward-Looking Statements

This announcement includes forward-looking statements. Actual results may differ materially from those reflected in such forward-looking statements as a result of a variety of factors, including, among other things: (a) the possibility that the proposed transactions will not close, including by the failure to obtain applicable shareholder approvals or the failure to satisfy other closing conditions under the Merger Agreement or by the termination of the Merger Agreement; (b) the possibility that the combined company will not realize estimated synergies or growth, or that such benefits may take longer to realize than expected; (c) uncertainties relating to the business operations of the operators of the Company’s properties, including those relating to reimbursement by third-party payors, regulatory matters and occupancy levels; (d) regulatory and other changes in the healthcare sector; (e) changes in the financial position of the Company’s operators; (f) the ability of any of the Company’s operators in bankruptcy to reject unexpired lease obligations, modify the terms of the Company’s mortgages and impede the ability of the Company to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor's obligations; (g) the availability and cost of capital; (h) changes in the Company’s credit ratings and the ratings of its debt securities; (i) competition in the financing of healthcare facilities; (j) the Company’s ability to maintain its status as a real estate investment trust; (k) the Company’s ability to manage, re-lease or sell any owned and operated facilities; (l) the Company’s ability to sell closed or foreclosed assets on a timely basis and on terms that allow the Company to realize the carrying value of these assets; (m) the effect of economic and market conditions generally, and particularly in the healthcare industry; and (n) other factors identified in the Company’s filings with the Securities and Exchange Commission. Statements regarding future events and developments and the Company’s future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements. The Company undertakes no obligation to update any forward-looking statements contained in this announcement.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

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Exhibit No.	Description of Exhibit

99.1	Press Release dated March 11, 2015 announcing the offering of senior unsecured notes.

99.2	Unaudited pro forma condensed consolidated financial information of Omega Healthcare Investors, Inc., as of the year ended December 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: March 11, 2015	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 11, 2015 announcing the offering of senior unsecured notes.

99.2	Unaudited pro forma condensed consolidated financial information of Omega Healthcare Investors, Inc., as of the year ended December 31, 2014.